UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2026

PLUM ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

British Columbia	001-40677	98-1581691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2600 - 1066 West Hastings Street

Vancouver, British Columbia V6E 3X1

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (929) 529-7125

2021 Fillmore St. #2089

San Francisco, CA 94115

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares included as part of the Units, par value $0.0001 per share	PLMJF	OTC Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PLMWF	OTC Market
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant to acquire one Class A ordinary share	PLMUF	OTC Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

In anticipation of the expected closing of the Business Combination (as defined below) and in accordance with the requirements of the Business Combination Agreement (as defined below), effective July 27, 2026, Plum Acquisition Corp. III (“Plum”) completed its previously announced change of jurisdiction of incorporation from the Cayman Islands to the Province of British Columbia, Canada through a transaction known as a continuation under Section 206 of the Companies Act (as amended) of the Cayman Islands and applicable provisions of the Business Corporations Act (British Columbia) (the “BCBCA”) (the “Domestication” and, the entity following the effectiveness of the Domestication, “Canadian Plum”). The Domestication became effective on July 27, 2026 upon registration with the Province of British Columbia, Canada and the concurrent de-registration application of Plum in the Cayman Islands. Canadian Plum is now subject to the Laws of the Province of British Columbia and Canada and the BCBCA. Each Class A Ordinary share, par value $0.0001 per share (“Class A Ordinary Share”), Warrant exercisable for one Class A Ordinary Share (“Class A Warrant”), and Unit, consisting of one Class A Ordinary Share and one-third of one Class A Warrant (“Unit” and, together with the Class A Ordinary Shares and Class A Warrants, the “Securities”) of Plum outstanding immediately prior to the effectiveness of the Domestication, became a registered security of Canadian Plum.

Following the Domestication and pursuant to the Business Combination Agreement, by and among Plum, Plum III Amalco Corp., a corporation formed under the Laws of the Province of British Columbia and a direct, wholly owned Subsidiary of Plum (“Amalco”), Plum III Merger Corp., a corporation formed under the Laws of the Province of British Columbia (“Pubco”), and Tactical Resources Corp., a corporation formed under the Laws of the Province of British Columbia (“Tactical”) (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement” and the transactions contemplated thereby, collectively, the “Business Combination”), (i) Canadian Plum shall amalgamate with Pubco (the “Plum Amalgamation”) to form one corporate entity and Pubco will survive the Plum Amalgamation, and (ii) immediately following the Plum Amalgamation, Tactical and Amalco shall amalgamate (the “TRC Amalgamation”) to form one corporate entity and Tactical will survive the TRC Amalgamation.

For a description of the differences in the corporate governance and shareholder rights between Plum under Cayman law and the then-effective Fourth Amended and Restated Memorandum and Articles of Association of Plum prior to the effectiveness of the Domestication, on the one hand, and, after the planned completion of the Business Combination, the rights of Pubco’s shareholders under the BCBCA and the Pubco governing documents, on the other hand, is included in the section entitled “Comparison of Corporate Governance and Shareholder Rights” in Pubco’s proxy statement/prospectus included in the Registration Statement on F-4 (Registration Statement No. 333-282863), as originally filed with the U.S. Securities and Exchange Commission on October 29, 2024, as amended from time to time, and which became effective by operation of law on November 30, 2025, which is incorporated by reference into this Item 3.03.

Item 8.01. Other Events.

Following the completion of the Domestication, the Class A Ordinary Shares, Class A Warrants and Units continue to be listed on the OTC Markets under the trading symbols “PLMJF,” “PLMWF” and “PLMUF,” respectively.

In accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934 (the “Exchange Act”), the Securities are deemed to be registered under Section 12(b) of the Exchange Act.

Forward-Looking Statements

This Current Report contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “potential,” “predict,” “may,” “might,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions and each of their respective negative forms.

These forward-looking statements include, but are not limited to, statements regarding Plum’s and Tactical’s businesses; the expected timing of the completion or benefits of the Business Combination or the likelihood or ability of the parties to successfully complete the Business Combination; expectations with respect to future operating and financial results for Pubco, Plum and Tactical; and the expected ownership structure of Pubco. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of Tactical’s and Plum’s management, and are not predictions of actual performance or results. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon as a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and are subject to inherent risks and uncertainties that may cause Plum’s, Pubco’s or Tactical’s activities or results to differ significantly from those expressed in any forward-looking statement, including: (a) changes in domestic and foreign business, market, financial, political and legal conditions; (b) the likelihood of completion of the Business Combination, including the risk that the Business Combination may not close due to one or more closing conditions set forth in the definitive written agreement providing for the Business Combination not being satisfied or waived on a timely basis or otherwise, or that any applicable regulatory approvals may not be obtained; (c) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Plum’s or Tactical’s securities; (d) the outcome of any legal proceedings that may be instituted against the parties, or any of their respective directors or executive officers, following the announcement of the Business Combination; (e) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining applicable regulatory approvals for the Business Combination; (f) failure to realize the anticipated benefits of the Business Combination; (g) the potential inability to consummate any PIPE financing on terms or in amounts satisfactory to the parties; (h) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive written agreement providing for the Business Combination; (i) the ability of Pubco to meet stock exchange listing standards following the consummation of the Business Combination; (j) the effect of the announcement or pendency of the Business Combination on the market price of securities, business relationships, operating results, current plans and operations of Plum or Tactical; (k) risks related to the rollout of Tactical’s business and the timing of expected business milestones; (l) the effects of competition of the Business Combination on Tactical’s or Pubco’s business and operations; (m) supply shortages in the materials necessary for Tactical’s business; (n) delays in construction and operation of facilities; (o) the amount of redemption requests made by Tactical’s public shareholders; (p) changes in applicable laws or regulations; (q) risks relating to the viability of Tactical’s growth strategy, including related capabilities and ability to execute on its business strategy; (r) the parties’ estimates of growth and projected financial results and meeting or satisfying the underlying assumptions with respect thereto; (s) the possibility that the parties may be adversely affected by other economic, business, and/or competitive factors, or adverse macroeconomic conditions, including inflation, supply chain delays and increased interest rates; (t) the potential disruption of Tactical’s management’s time from ongoing business operations due to the Business Combination; (u) the potential occurrence of a materially adverse change with respect to the financial position, performance, operations or prospects of Plum or Tactical; (v) costs related to the Business Combination; and (w) other risks and uncertainties described from time to time in filings by the parties with the U.S. Securities and Exchange Commission (the “SEC”) or the Canadian Securities Administrators (the “CSA”), or otherwise made available to interested parties in connection with the Business Combination.

The foregoing list is not exhaustive, and new risks may emerge from time to time. If any of these risks materialize or the parties’ assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report. There may be additional risks that neither Plum nor Tactical presently know or that Plum and Tactical currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of Plum’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other documents filed by Plum from time to time with the SEC and by Tactical from time to time with the CSA. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Plum and Tactical assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Neither Plum nor Tactical gives any assurance that Pubco or Tactical will achieve its expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PLUM ACQUISITION CORP. III

Date: July 31, 2026	By:	/s/ Kanishka Roy
	Name:	Kanishka Roy
	Title:	President and Chief Executive Officer

3